UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

STRATEGIC INCOME FUND

FORM N-Q

APRIL 30, 2012

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 45.5%
CONSUMER DISCRETIONARY - 4.7%
Automobiles - 0.1%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	590,000	$610,698	(a)

Hotels, Restaurants & Leisure - 1.3%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000	580,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000	854,700
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	180,000	191,700
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	531,115	481,987	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	244,000	239,730	(a)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000	601,819
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	211,825
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	440,000	500,500
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,240,000	1,289,600	(a)
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	150,000	106,125	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	600,000	666,000
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	165,000	157,987	(a)(b)

Total Hotels, Restaurants & Leisure				5,882,773

Media - 3.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000	1,051,250
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	210,000	168,525	(a)
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	270,000	395,000
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000	182,304
Comcast Corp., Notes	6.500%	1/15/15	280,000	320,085
Comcast Corp., Notes	5.875%	2/15/18	20,000	23,784
Comcast Corp., Senior Notes	5.700%	5/15/18	920,000	1,093,213
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	970,000	1,011,225	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000	685,875
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	1,520,000	1,691,000
News America Inc., Senior Notes	6.650%	11/15/37	80,000	93,346
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	100,000	116,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	930,000	1,032,300
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	420,000	540,564
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,030,000	2,149,825
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	490,000	509,732
Time Warner Cable Inc., Senior Notes	5.250%	9/1/41	110,000	116,406
Time Warner Inc., Senior Notes	7.625%	4/15/31	615,000	799,186
Time Warner Inc., Senior Notes	6.250%	3/29/41	50,000	58,355
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000	711,375	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,300,000	1,361,750	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	205,350	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000	153,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	290,000	317,550
WPP Finance UK, Senior Notes	8.000%	9/15/14	160,000	183,817

Total Media				14,970,817

Textiles, Apparel & Luxury Goods - 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	605,000	652,650

TOTAL CONSUMER DISCRETIONARY				22,116,938

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 2.3%
Beverages - 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,240,000	$1,460,277
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	650,000	758,393
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	240,000	244,478	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	910,000	945,578	(a)

Total Beverages				3,408,726

Food & Staples Retailing - 0.5%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	313,927	344,141
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	959,305	1,076,416
Kroger Co., Senior Notes	6.400%	8/15/17	60,000	72,716
Kroger Co., Senior Notes	6.150%	1/15/20	90,000	110,469
Safeway Inc., Senior Notes	4.750%	12/1/21	670,000	671,511
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	220,000	268,717

Total Food & Staples Retailing				2,543,970

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,100,000	1,290,627

Tobacco - 0.8%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,200,000	1,218,000
Altria Group Inc., Senior Notes	4.750%	5/5/21	1,310,000	1,445,132
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	640,000	641,587
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	330,000	339,115

Total Tobacco				3,643,834

TOTAL CONSUMER STAPLES				10,887,157

ENERGY - 10.5%
Energy Equipment & Services - 1.1%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	550,000	566,561	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,500,000	1,552,500
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,230,000	1,273,050
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,000,000	1,065,000
SESI LLC, Senior Notes	7.125%	12/15/21	540,000	587,250	(a)

Total Energy Equipment & Services				5,044,361

Oil, Gas & Consumable Fuels - 9.4%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	120,000	142,775
Apache Corp., Senior Notes	3.250%	4/15/22	1,010,000	1,044,899
Arch Coal Inc., Senior Notes	7.000%	6/15/19	580,000	522,000	(a)
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	680,000	719,798
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	70,000	73,401
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	90,000	89,550
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	280,000	272,650
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	836,000	819,280
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	310,000	323,950
Concho Resources Inc., Senior Notes	6.500%	1/15/22	1,509,000	1,599,540
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	505,000	689,062
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,110,000	1,993,950
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	375,975	295,140	(a)(c)(d)
Devon Energy Corp., Debentures	7.950%	4/15/32	450,000	646,631
Devon Energy Corp., Senior Notes	5.600%	7/15/41	230,000	265,053
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	259,000	266,312
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	5,121,716
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	1,060,000	1,122,327
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	30,000	34,692
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	400,000	444,167
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	670,000	727,601	(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	600,000	514,500

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Hess Corp., Notes	7.300%	8/15/31	370,000	$477,525
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,480,000	1,846,697
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	90,805
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	325,000	344,187
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	23,272
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	500,000	532,500
Noble Energy Inc., Senior Notes	4.150%	12/15/21	940,000	985,371
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	470,000	483,893
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,000,000	755,000
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	1,600,375
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,626,000	1,922,745
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	400,000	420,734
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	170,000	194,133
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	579,639
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,460,000	1,606,628
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	600,000	670,800
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	164,500	(a)(e)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	220,350
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000	1,819,125
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,435,000	1,517,512
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000	3,695,100
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,973,000	2,101,245
Shell International Finance BV, Senior Notes	4.375%	3/25/20	920,000	1,064,989
Teekay Corp., Senior Notes	8.500%	1/15/20	650,000	679,250
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	12,580
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	650,000	695,500
Williams Cos. Inc., Notes	7.875%	9/1/21	299,000	380,664
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	310,000	419,983
WPX Energy Inc., Senior Notes	6.000%	1/15/22	1,020,000	997,050	(a)

Total Oil, Gas & Consumable Fuels				44,031,146

TOTAL ENERGY				49,075,507

FINANCIALS - 11.0%
Capital Markets - 1.1%
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	150,000	151,056
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	240,000	245,319
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	30,000	31,006
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	218,976
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	2,710,000	2,816,332
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	160,000	162,207
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	101,955
Morgan Stanley, Medium-Term Notes	0.916%	10/18/16	650,000	558,400	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	90,000	89,934
UBS AG, Senior Notes	2.250%	1/28/14	250,000	251,404
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	480,000	498,351

Total Capital Markets				5,124,940

Commercial Banks - 3.6%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	820,000	799,995
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	500,000	524,767	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,670,000	1,725,045

Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,250,000	1,106,250	(a)(b)(f)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	200,000	0	(a)(b)(d)(e)(f)(g)(h)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,270,000	0	(a)(b)(d)(e)(g)(h)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	460,000	20,700	(a)(e)(g)(i)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	220,000	228,405	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	440,000	476,465

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Banks - continued
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	970,000		$933,302	(a)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,230,000		1,279,710	(a)(b)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	110,000		90,888	(b)(f)
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,465,099
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	200,000		207,976
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000		665,449	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/18/12	570,000		530,813	(b)(f)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	4,280,000		4,604,535
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	950,000		949,240
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	100,000		110,044
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000		101,443

Total Commercial Banks					16,820,126

Consumer Finance - 1.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,590,000		1,630,148	(b)
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	2,140,000		2,561,539
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	40,000		43,271
John Deere Capital Corp., Notes	2.250%	4/17/19	420,000		424,872
SLM Corp., Medium-Term Notes	8.000%	3/25/20	760,000		811,300
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	120,000		98,550

Total Consumer Finance					5,569,680

Diversified Financial Services - 4.6%
Bank of America Corp., Senior Notes	4.500%	4/1/15	2,870,000		2,968,567
Bank of America Corp., Senior Notes	6.500%	8/1/16	140,000		153,208
Bank of America Corp., Senior Notes	3.875%	3/22/17	190,000		189,734
Bank of America Corp., Senior Notes	5.000%	5/13/21	540,000		538,440
Bank of America Corp., Senior Notes	5.875%	2/7/42	10,000		9,917
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	800,000		813,062
Citigroup Inc., Senior Notes	5.500%	10/15/14	780,000		831,677
Citigroup Inc., Senior Notes	6.010%	1/15/15	990,000		1,071,998
Citigroup Inc., Senior Notes	6.875%	3/5/38	440,000		513,809
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000		79,402
Emeralds, Notes	5.593%	8/4/20	209,934		199,437	(a)(b)(d)(g)
General Electric Capital Corp., Notes	5.300%	2/11/21	1,400,000		1,544,344
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	150,000		162,997
General Electric Capital Corp., Senior Notes	5.875%	1/14/38	740,000		830,259
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,770,000		2,248,463
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,970,000		2,216,250
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	2,330,000		2,353,573
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,000,000		1,122,500
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	100,000		104,902
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,760,000		1,891,261
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000		1,490,512
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	320,000		337,372	(b)(f)

Total Diversified Financial Services					21,671,684

Insurance - 0.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	260,000		286,647
American International Group Inc., Senior Notes	6.400%	12/15/20	170,000		195,602
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	6/30/12	220,000		181,377	(b)(f)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	630,000		791,892	(a)

Total Insurance					1,455,518

Thrifts & Mortgage Finance - 0.2%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	600,000		622,731

TOTAL FINANCIALS					51,264,679

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	400,000	$457,838

Health Care Providers & Services - 0.9%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	69,000	71,329
HCA Inc., Debentures	7.500%	11/15/95	70,000	55,387
HCA Inc., Senior Notes	5.750%	3/15/14	69,000	71,932
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,000,000	1,126,250
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	790,000	826,921
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000	138,966	(b)
US Oncology Inc. Escrow	—	—	545,000	10,900	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000	1,023,750
WellPoint Inc., Senior Notes	3.700%	8/15/21	890,000	941,863

Total Health Care Providers & Services				4,267,298

Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	190,000	205,250

Pharmaceuticals - 0.4%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,570,000	1,660,658	(a)

TOTAL HEALTH CARE				6,591,044

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.6%
Boeing Co., Senior Notes	4.875%	2/15/20	630,000	754,411
Triumph Group Inc., Senior Notes	8.625%	7/15/18	700,000	782,250
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	950,000	1,016,500	(a)

Total Aerospace & Defense				2,553,161

Airlines - 1.2%
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	556,189	564,532
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	2,540,000	2,613,025	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	710,000	736,625	(a)
Delta Air Lines Inc., Pass-Through Certificates, 2002-1	6.417%	7/2/12	1,310,000	1,321,462
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	360,076	357,843
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	127,000	135,573	(a)

Total Airlines				5,729,060

Building Products - 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	169,000	150,410	(a)(g)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	750,000	782,812	(a)

Total Building Products				933,222

Commercial Services & Supplies - 0.2%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000	813,875	(a)
Waste Management Inc., Senior Notes	7.375%	5/15/29	170,000	224,950

Total Commercial Services & Supplies				1,038,825

Machinery - 0.2%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,050,000	1,109,062	(a)

Road & Rail - 0.7%
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,000,000	1,032,500
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	319,000	365,654
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	515,000	578,087
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	610,000	674,050
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	335,000	352,588

Total Road & Rail				3,002,879

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Transportation - 0.1%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000	$317,500	(a)

TOTAL INDUSTRIALS				14,683,709

INFORMATION TECHNOLOGY - 1.0%
Electronic Equipment, Instruments & Components - 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,000,000	1,147,500	(a)

IT Services - 0.6%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,790,000	2,866,725	(a)

Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000	550,625	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	74,000	79,088

Total Semiconductors & Semiconductor Equipment				629,713

TOTAL INFORMATION TECHNOLOGY				4,643,938

MATERIALS - 3.8%
Chemicals - 0.5%
CF Industries Inc., Senior Notes	7.125%	5/1/20	50,000	59,875
Ecolab Inc., Senior Notes	4.350%	12/8/21	160,000	174,821
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	570,000	591,375	(a)
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	570,000	591,375	(a)
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	150,000	172,628
Solutia Inc., Senior Notes	7.875%	3/15/20	680,000	797,300

Total Chemicals				2,387,374

Containers & Packaging - 0.7%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,000,000	1,087,500	(a)
Ball Corp., Senior Notes	6.750%	9/15/20	470,000	521,700
Ball Corp., Senior Notes	5.750%	5/15/21	650,000	702,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	250,000	262,500	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	490,000	507,150	(a)

Total Containers & Packaging				3,080,850

Metals & Mining - 2.2%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	570,000	701,967
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	140,000	145,106	(a)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	240,000	258,989
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	760,000	963,424
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	420,000	435,381
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	80,000	82,000	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	700,000	693,081
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,500,000	1,687,500	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	300,000	332,250
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	810,000	842,531
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,000,000	1,039,544
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	210,000	228,248
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	30,000	31,852
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	70,000	73,150
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	420,000	464,100
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	34,000	39,009
Vale Overseas Ltd., Notes	6.875%	11/21/36	950,000	1,135,448
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,242,000	1,278,727

Total Metals & Mining				10,432,307

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - 0.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	$1,077,308
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	270,000	276,268	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	60,000	61,393	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	710,000	486,350	(e)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	240,000	118,800

Total Paper & Forest Products				2,020,119

TOTAL MATERIALS				17,920,650

TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 2.8%
AT&T Inc., Global Notes	5.500%	2/1/18	1,370,000	1,617,854
AT&T Inc., Global Notes	5.600%	5/15/18	40,000	47,605
AT&T Inc., Senior Notes	4.450%	5/15/21	240,000	269,781
AT&T Inc., Senior Notes	3.875%	8/15/21	140,000	150,917
AT&T Inc., Senior Notes	5.350%	9/1/40	410,000	449,827
AT&T Inc., Senior Notes	5.550%	8/15/41	20,000	22,918
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	56,700
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	500,000	538,750	(a)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	510,000	578,010
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000	1,034,312
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000	259,200	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,161,000	1,211,794
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	2,000,000	2,107,500
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	120,000	118,515
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	560,000	680,962
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	60,000	82,066
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	580,000	719,244
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	310,000	325,077
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	104,978	(a)
West Corp., Senior Notes	8.625%	10/1/18	700,000	771,750
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,494,041	1,311,021	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000	750,600

Total Diversified Telecommunication Services				13,209,381

Wireless Telecommunication Services - 1.0%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	680,000	771,600
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	70,000	52,675
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,435,000	3,780,837

Total Wireless Telecommunication Services				4,605,112

TOTAL TELECOMMUNICATION SERVICES				17,814,493

UTILITIES - 3.8%
Electric Utilities - 1.2%
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	300,000	364,234
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,000,000	1,029,149
Exelon Corp., Bonds	5.625%	6/15/35	1,680,000	1,851,242
FirstEnergy Corp., Notes	7.375%	11/15/31	1,265,000	1,593,805
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	540,000	667,280
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	100,000	134,862

Total Electric Utilities				5,640,572

Independent Power Producers & Energy Traders - 2.6%
AES Corp., Senior Notes	7.750%	10/15/15	590,000	666,700
AES Corp., Senior Notes	7.375%	7/1/21	720,000	804,600	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,980,000	2,168,100	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,820,000	1,970,150	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	950,000	627,000

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power Producers & Energy Traders - continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,909,000	$3,225,354
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538	2,762,709

Total Independent Power Producers & Energy Traders				12,224,613

TOTAL UTILITIES				17,865,185

TOTAL CORPORATE BONDS & NOTES (Cost - $210,097,952)				212,863,300

ASSET-BACKED SECURITIES - 4.1%
ACE Securities Corp., 2006-GP1 A	0.369%	2/25/31	574,069	474,336	(b)
ACE Securities Corp., 2006-SL2 A	0.579%	1/25/36	692,439	39,728	(b)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.039%	8/25/32	637,754	284,778	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.090%	4/15/33	502,883	389,217	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-3A A	4.640%	5/20/16	390,000	420,538	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	170,000	176,205	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	325,000	327,979	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.489%	6/25/34	1,380,821	449,729	(b)
Countrywide Home Equity Loan Trust, 2002-F A	0.590%	11/15/28	4,976	4,760	(b)
Education Funding Capital Trust, 2003-3 A6	1.741%	12/15/42	400,000	370,000	(b)(d)
First Horizon ABS Trust, 2006-HE1 A	0.399%	10/25/34	595,848	383,453	(b)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	60,253	65,055
Greenpoint Manufactured Housing, 1999-2 A2	2.994%	3/18/29	475,000	372,370	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.703%	6/19/29	250,000	183,497	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.740%	2/20/30	250,000	182,760	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.742%	2/20/32	400,000	304,325	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.742%	3/13/32	550,000	416,087	(b)
GSAA Home Equity Trust, 2007-7 A4	0.509%	7/25/37	2,690,000	1,835,144	(b)
GSAMP Trust, 2006-S2 A2	0.339%	1/25/36	291,169	31,481	(b)
GSAMP Trust, 2006-S4 A1	0.329%	5/25/36	959,395	99,571	(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.539%	3/25/35	420,582	344,615	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	700,000	767,780	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.369%	6/25/36	3,574,403	662,423	(b)
Iowa Student Loan Liquidity Corp., 2011-1 A	1.724%	6/25/42	486,088	459,577	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.726%	10/25/32	905,495	836,119	(b)
Mid-State Trust, 6 A1	7.340%	7/1/35	331,772	346,039
Nelnet Student Loan Trust, 2005-4 A4R2	1.027%	3/22/32	4,300,000	3,450,062	(b)(d)
Origen Manufactured Housing, 2006-A A2	3.742%	10/15/37	2,200,000	1,298,000	(b)
Origen Manufactured Housing, 2007-A A2	3.742%	4/15/37	2,074,360	1,182,385	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.019%	1/25/31	54,993	24,398	(b)
RAAC Series, 2006-RP2 A	0.489%	2/25/37	1,560,572	1,347,454	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.364%	8/25/33	218,049	126,658	(b)
SACO I Trust, 2006-4 A1	0.579%	3/25/36	254,314	123,405	(b)
SACO I Trust, 2006-6 A	0.499%	6/25/36	1,164,264	600,034	(b)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	1	(a)(e)(g)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(e)(g)
SLM Student Loan Trust, 2003-11 A6	0.764%	12/15/25	800,000	767,000	(a)(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.349%	2/25/36	1,788,757	156,810	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $29,375,732)				19,303,775

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 9.4%
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	86,000	$89,636
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	176,000	188,581	(b)
Banc of America Mortgage Securities, 2005-3 A4	3.132%	4/25/35	225,988	173,356	(b)
Bear Stearns ARM Trust, 2005-12 24A1	5.487%	2/25/36	1,413,878	1,002,319	(b)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.570%	11/20/35	640,469	364,151	(b)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.633%	12/25/35	566,663	328,047	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.509%	1/25/36	1,067,644	726,340	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.539%	1/25/36	482,315	291,067	(b)
Countrywide Home Loans, 2005-R3 AF	0.639%	9/25/35	81,223	67,658	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.596%	2/15/39	110,000	122,615	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.967%	9/15/39	260,000	273,339	(b)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	1,978,863	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.248%	6/26/35	2,150,000	2,088,074	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.450%	3/19/45	381,474	257,682	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.078%	3/19/46	630,439	304,270	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 1103 N, IO	11.565%	6/15/21	34,959	830
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.847%	7/25/21	2,163,732	255,240	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.451%	4/25/21	6,288,633	551,931	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.742%	10/25/21	3,171,388	362,583	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.609%	12/25/21	1,139,237	117,785	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.729%	2/25/18	3,773,733	286,900	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.257%	5/25/18	3,482,563	372,664	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.405%	6/25/46	8,140,141	703,255	(b)
Federal National Mortgage Association (FNMA), 1989-17 E	10.400%	4/25/19	633	695
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.261%	10/25/40	1,024,605	162,164	(b)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.291%	12/25/40	739,396	117,313	(b)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.441%	7/25/41	1,282,097	211,774	(b)
Federal National Mortgage Association (FNMA), 2011-96 SA, IO	6.311%	10/25/41	2,959,066	551,175	(b)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	304,324	42,377
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	466,949	72,840
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.537%	5/17/32	1,776,207	53,868	(b)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	320,000	352,165

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.310%	11/20/38	630,162	$100,777	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.260%	3/20/39	405,658	65,466	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.240%	4/20/40	216,897	37,622	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.310%	12/20/38	4,046,861	666,998	(b)
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.260%	5/20/40	964,439	168,712	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.410%	1/20/40	427,644	72,408	(b)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.940%	9/20/40	488,861	81,545	(b)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.760%	3/16/41	159,298	20,668	(b)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.460%	12/16/36	861,094	153,008	(b)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.743%	2/20/61	1,968,398	1,966,291	(b)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.369%	4/25/47	1,809,390	1,607,029	(b)
GSR Mortgage Loan Trust, 2005-AR4 3A5	2.716%	7/25/35	3,700,000	2,792,275	(b)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.982%	10/25/35	315,009	223,305	(b)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.590%	1/19/35	427,836	270,034	(b)
Impac CMB Trust, 2005-5 A1	0.879%	8/25/35	376,532	268,474	(b)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.624%	3/25/35	333,644	237,667	(b)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.449%	5/25/46	772,829	473,581	(b)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.439%	6/25/47	3,417,556	1,801,999	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	152,000	162,054
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.793%	7/15/46	5,705,676	436,644	(a)(b)
JPMorgan Mortgage Trust, 2005-A6 7A1	2.727%	8/25/35	429,798	337,024	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,312,033	1,245,907
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	40,000	45,868	(b)
Luminent Mortgage Trust, 2006-4 A1A	0.429%	5/25/46	2,895,637	1,475,152	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.707%	1/25/36	210,779	169,200	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.449%	4/25/46	2,398,091	1,304,944	(b)
MASTR ARM Trust, 2007-R5 A1	2.839%	11/25/35	1,437,204	794,043	(a)(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	56,950	58,472	(a)
Merit Securities Corp., 11PA B2	1.739%	9/28/32	599,155	588,171	(a)(b)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.585%	12/25/34	44,001	43,734	(b)
Morgan Stanley Capital I, 2006-IQ11 A4	5.898%	10/15/42	735,000	832,131	(b)
Mortgage IT Trust, 2005-2 1A1	0.499%	5/25/35	188,596	158,330	(b)
Mortgage IT Trust, 2005-3 A1	0.539%	8/25/35	357,047	289,520	(b)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.429%	9/25/46	2,729,125	1,884,125	(b)
Residential Accredit Loans Inc., 2006-QA1 A21	3.886%	1/25/36	1,336,074	759,125	(b)
Residential Accredit Loans Inc., 2006-QO2 A1	0.459%	2/25/46	2,089,276	801,834	(b)
Structured ARM Loan Trust, 2004-09XS A	0.609%	7/25/34	302,027	261,620	(b)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.620%	8/25/35	192,356	156,474	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.449%	5/25/36	438,469	206,877	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Structured Asset Securities Corp., 2005-RF2 A	0.589%	4/25/35	1,160,704	$914,066	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.589%	6/25/35	1,136,514	881,002	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.078%	3/20/47	119,148	7,268	(a)(b)(d)(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR12 1A1	2.459%	10/25/35	76,646	72,437	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.509%	12/25/45	2,903,461	2,310,568	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.529%	12/25/45	563,779	421,986	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.509%	12/25/45	232,991	191,670	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.529%	12/25/45	349,486	275,411	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.511%	8/25/46	4,863,923	3,406,718	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.686%	4/25/36	98,177	74,981	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $51,270,528)				44,046,772

MORTGAGE-BACKED SECURITIES - 15.2%
FHLMC - 2.5%
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	5/17/27	7,000,000	7,161,875	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	5/17/27	3,600,000	3,755,250	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	2.837%	2/1/36	216,660	232,024	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	5/14/42	400,000	422,063	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	7,887	9,092
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	160,834	184,110
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	208,664	228,593

Total FHLMC				11,993,007

FNMA - 7.6%
Federal National Mortgage Association (FNMA)	6.500%	4/1/15-10/1/39	6,798,694	7,675,124
Federal National Mortgage Association (FNMA)	5.500%	10/1/16-11/1/36	1,065,873	1,166,054
Federal National Mortgage Association (FNMA)	2.500%	5/17/27	1,000,000	1,023,750	(j)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-5/1/32	786,758	932,621
Federal National Mortgage Association (FNMA)	7.500%	9/1/29-3/1/32	1,390,105	1,627,222
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	1,416	1,671
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-10/1/41	5,360,028	5,754,270
Federal National Mortgage Association (FNMA)	6.000%	4/1/32-11/1/37	3,699,754	4,147,776
Federal National Mortgage Association (FNMA)	5.000%	11/1/40-6/1/41	1,387,894	1,537,391
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-12/1/41	3,866,914	4,097,192
Federal National Mortgage Association (FNMA)	4.000%	5/14/42	1,300,000	1,375,359	(j)
Federal National Mortgage Association (FNMA)	5.500%	5/14/42	5,600,000	6,124,126	(j)

Total FNMA				35,462,556

GNMA - 5.1%
Government National Mortgage Association (GNMA)	6.500%	5/15/28-8/15/34	2,850,192	3,316,363
Government National Mortgage Association (GNMA)	7.000%	3/15/29-3/15/32	1,004,004	1,199,657
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	369,028	406,681
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	6,772,625	7,532,662
Government National Mortgage Association (GNMA)	4.500%	5/21/42	9,500,000	10,402,500	(j)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
GNMA - continued
Government National Mortgage Association (GNMA)	5.500%	5/21/42	1,000,000		$1,115,000	(j)

Total GNMA					23,972,863

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $69,181,812)					71,428,426

MUNICIPAL BONDS - 1.1%
California - 0.2%
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	330,000		451,050
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	460,000		564,489

Total California					1,015,539

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	300,000		341,064
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	180,000		202,185

Total Georgia					543,249

Illinois - 0.2%
Illinois State, GO	5.665%	3/1/18	350,000		388,059
Illinois State, GO	5.877%	3/1/19	480,000		534,245

Total Illinois					922,304

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.240%	5/1/46	2,900,000		2,668,000	(b)(d)

TOTAL MUNICIPAL BONDS (Cost - $4,720,570)					5,149,092

SOVEREIGN BONDS - 5.1%
Brazil - 2.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,413,000	BRL	754,361
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	19,042,000	BRL	9,973,986

Total Brazil					10,728,347

India - 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	382,000		356,215	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	310,000		289,075	(a)(b)

Total India					645,290

Malaysia - 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,140,000	MYR	1,394,683
Government of Malaysia, Senior Bonds	4.262%	9/15/16	790,000	MYR	271,509

Total Malaysia					1,666,192

Mexico - 2.2%
Mexican Bonos, Bonds	8.000%	6/11/20	74,495,000	MXN	6,499,819
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	245,204
United Mexican States, Medium-Term Notes	5.625%	1/15/17	380,000		445,550
United Mexican States, Medium-Term Notes	6.750%	9/27/34	2,160,000		2,889,000
United Mexican States, Medium-Term Notes	6.050%	1/11/40	168,000		210,420

Total Mexico					10,289,993

Russia - 0.1%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	365,000		516,932	(a)

TOTAL SOVEREIGN BONDS (Cost - $23,768,307)					23,846,754

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.9%
U.S. Government Agencies - 4.1%
Federal Home Loan Bank (FHLB), Bonds	0.180%	12/27/12	4,000,000	$3,999,104
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	500,000	524,323
Federal Home Loan Bank (FHLB), Bonds	0.375%	2/24/14	1,200,000	1,200,718
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000	547,610
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.400%	7/26/13	750,000	750,041
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	570,000	834,780
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,410,000	1,137,323
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	420,000	438,473
Federal National Mortgage Association (FNMA), Notes	0.500%	12/28/15	1,300,000	1,299,944
Federal National Mortgage Association (FNMA), Notes	1.125%	4/27/17	560,000	562,141
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,460,000	1,476,743
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,270,000	1,325,759
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	770,000	689,353
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	220,000	201,942
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	810,000	737,724
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	1,310,000	1,183,573
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	340,000	300,853
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	110,000	96,434
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	660,000	602,880
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	780,000	704,722
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	40,000	34,649
Tennessee Valley Authority, Bonds	5.980%	4/1/36	30,000	40,247
Tennessee Valley Authority, Notes	5.250%	9/15/39	500,000	624,245

Total U.S. Government Agencies				19,313,581

U.S. Government Obligations - 5.8%
U.S. Treasury Bonds	4.375%	5/15/41	630,000	790,256
U.S. Treasury Bonds	3.125%	11/15/41	14,251,000	14,297,758
U.S. Treasury Bonds	3.125%	2/15/42	7,120,000	7,141,139
U.S. Treasury Notes	0.500%	5/31/13	40,000	40,131
U.S. Treasury Notes	1.875%	2/28/14	160,000	164,719
U.S. Treasury Notes	1.000%	5/15/14	60,000	60,877
U.S. Treasury Notes	0.250%	1/15/15	500,000	498,672
U.S. Treasury Notes	1.500%	3/31/19	3,640,000	3,690,050
U.S. Treasury Notes	2.000%	11/15/21	260,000	262,884

Total U.S. Government Obligations				26,946,486

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $45,025,608)				46,260,067

			SHARES
COMMON STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Charter Communications Inc., Class A Shares			22,538	1,362,873	*

MATERIALS - 0.1%
Chemicals - 0.1%
Georgia Gulf Corp.			15,587	552,559	*

TOTAL COMMON STOCKS (Cost - $1,248,237)				1,915,432

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.1%
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Trust III (Cost - $259,220)	6.750%		5,200	$258,024

PREFERRED STOCKS - 1.2%
FINANCIALS - 1.2%
Consumer Finance - 0.6%
GMAC Capital Trust I	8.125%		115,000	2,754,250	(b)

Diversified Financial Services - 0.6%
Citigroup Capital XIII	7.875%		100,000	2,663,000	(b)

TOTAL PREFERRED STOCKS (Cost - $5,830,350)				5,417,250

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.1%
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.IG.18 Index, Call @ $100.00		6/20/12	100,000,000	407,500
Eurodollar Futures, Put @ $99.50		6/18/12	360	18,000
U.S. Dollar/Australian Dollar, Call @ $102.75		5/25/12	2,400,000	11,328
U.S. Dollar/Canadian Dollar, Call @ $100.00		5/25/12	2,600,000	8,037

TOTAL PURCHASED OPTIONS (Cost - $592,838)				444,865

			WARRANTS
WARRANTS - 0.0%
Buffets Restaurant Holdings		4/28/14	633	6	*(d)(g)
Charter Communications Inc.		11/30/14	897	13,940	*(d)
CMP Susquehanna Radio Holdings Co.		3/23/19	9,274	52,120	*(a)(d)(g)
Nortek Inc.		12/7/14	1,036	5,698	*(d)(g)
SemGroup Corp.		11/30/14	4,698	41,812	*(g)

TOTAL WARRANTS (Cost - $15,258)				113,576

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $441,386,412)				431,047,333

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 5.1%
U.S. Government Agencies - 5.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	16,400,000	16,398,065	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	7,510,000	7,509,226	(k)

TOTAL SHORT-TERM INVESTMENTS (Cost - $23,906,008)				23,907,291

TOTAL INVESTMENTS - 97.2% (Cost - $465,292,420#)				454,954,624
Other Assets in Excess of Liabilities - 2.8%				13,330,989

TOTAL NET ASSETS - 100.0%				$468,285,613

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of April 30, 2012.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security.

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

(h)	Value is less than $1.

(i)	The maturity principal is currently in default as of April 30, 2012.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CMB	— Cash Management Bill
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS/ NOTIONAL AMOUNT	VALUE
SCHEDULE OF WRITTEN OPTIONS
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.IG.18 Index, Call	6/20/12	$95.00	100,000,000	$257,500
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.IG.18 Index, Call	6/20/12	90.00	100,000,000	145,000
Eurodollar Futures, Put	6/18/12	99.25	360	2,250

TOTAL WRITTEN OPTIONS (Premiums received - $446,330)				$404,750

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$212,368,723	$494,577	$212,863,300
Asset-backed securities	—	19,303,775	—	19,303,775
Collateralized mortgage obligations	—	44,046,772	—	44,046,772
Mortgage-backed securities	—	71,428,426	—	71,428,426
Municipal bonds	—	5,149,092	—	5,149,092
Sovereign bonds	—	23,846,754	—	23,846,754
U.S. government & agency obligations	—	46,260,067	—	46,260,067
Common stocks	$1,915,432	—	—	1,915,432
Convertible preferred stocks	258,024	—	—	258,024
Preferred stocks	5,417,250	—	—	5,417,250
Purchased options	18,000	426,865	—	444,865
Warrants	—	113,570	6	113,576

Total long-term investments	$7,608,706	422,944,044	$494,583	$431,047,333

Short-term investments†	—	23,907,291	—	23,907,291

Total investments	$7,608,706	446,851,335	$494,583	$454,954,624

Other financial instruments:
Futures contracts	$1,483,810	—	—	$1,483,810
Forward foreign currency contracts	—	$387,318	—	387,318
Credit default swaps on credit indices - buy protection‡	—	225,197	—	225,197
Total return swaps	—	83,346	—	83,346

Total other financial instruments	$1,483,810	$695,861	—	$2,179,671

Total	$9,092,516	$447,547,196	$494,583	$457,134,295

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$2,250	$402,500	—	$404,750
Futures contracts	2,113,180	—	—	2,113,180
Forward foreign currency contracts	—	263,755	—	263,755
Credit default swaps on credit indices - sell protection‡	—	695,223	—	695,223
Credit default swaps on credit indices - buy protection‡	—	571,100	—	571,100

Total	$2,115,430	$1,932,578	—	$4,048,008

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS
Balance as of July 31, 2011	$155,708	$4,282,250	$841,092	$2,843,750
Accrued premiums/discounts	905	16,970	560	6,391
Realized gain (loss) (1)	—	—	(151,418)	25,171
Change in unrealized appreciation (depreciation) (2)	(23,630)	(479,158)	225,390	17,688
Purchases	361,594	—	53,943	—
Sales	—	—	(123,468)	(225,000)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3 (3)	—	(3,820,062)	(846,099)	(2,668,000)

Balance as of March 31, 2012	$494,577	—	—	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012 (2)	$(23,630)	—	—	—

INVESTMENTS IN SECURITIES	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of July 31, 2011	$33,540	$1	$32,254	$8,188,595
Accrued premiums/discounts	—	—	—	24,826
Realized gain (loss) (1)	43,660	77,711	—	(4,876)
Change in unrealized appreciation (depreciation) (2)	(33,540)	3,448	67,382	(222,420)
Purchases	—	—	—	415,537
Sales	(43,660)	(81,160)	—	(473,288)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3 (3)	—	—	(99,630)	(7,433,791)

Balance as of March 31, 2012	—	—	$6	$494,583

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012 (2)	—	—	—	$(23,630)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Notes to Schedule of Investments (unaudited) (continued)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2012, the total notional value of all credit default swaps to sell protection is $25,428,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended April 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $1,934,828. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2012, the Fund posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,400,000, which could be used to reduce the required payment.

(q) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,866,612
Gross unrealized depreciation	(30,204,408)

Net unrealized depreciation	$(10,337,796)

At April 30, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
German Euro Bobl	310	6/12	$246,885	$196,967	$(49,918)
U.S. Treasury 10-Year Notes	492	6/12	63,813,724	65,082,375	1,268,651
U.S. Treasury Ultra Long-Term Bonds	252	6/12	39,587,116	39,768,750	181,634

					1,400,367

Contracts to Sell:
German Euro Bobl	310	6/12	134,737	123,104	11,633
German Euro Bobl	310	6/12	97,806	75,914	21,892
U.S. Treasury 2-Year Notes	88	6/12	19,386,198	19,408,125	(21,927)
U.S. Treasury 5-Year Notes	263	6/12	32,404,012	32,558,578	(154,566)
U.S. Treasury 30-Year Bonds	619	6/12	86,552,856	88,439,625	(1,886,769)

					(2,029,737)

Net unrealized loss on open futures contracts					$(629,370)

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Brazilian Real	Citibank N.A.	2,624,000	$1,373,152	5/15/12	$(14,473)
Brazilian Real	Citibank N.A.	2,627,390	1,374,926	5/15/12	(14,125)
Singapore Dollar	Citibank N.A.	5,502,000	4,446,119	5/16/12	38,525

					9,927

Contracts to Sell:
Brazilian Real	Citibank N.A.	10,411,600	5,448,443	5/15/12	204,505
Australian Dollar	Citibank N.A.	2,084,503	2,168,713	5/16/12	42,319
Australian Dollar	Citibank N.A.	4,413,908	4,592,223	5/16/12	101,969
Euro	Citibank N.A.	10,707,909	14,174,758	5/16/12	(205,756)
Euro	Citibank N.A.	5,197,000	6,879,608	5/16/12	(24,542)
Euro	UBS AG	494,001	653,941	5/16/12	(4,859)

					113,636

Net unrealized gain on open forward foreign currency contracts					$123,563

At April 30, 2012, the Fund held TBA securities with a total cost of $31,270,276.

During the period ended April 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2011	245,600,000	$1,288,500
Options written	620,001,530	3,406,425
Options bought back	(101,600,566)	(1,701,874)
Options closed	(224)	(142,772)
Options expired	(564,000,380)	(2,403,949)

Written options, outstanding as of April 30, 2012	200,000,360	$446,330

At April 30, 2012, the Fund held the following swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT (2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$770,000	3/15/49	0.070% quarterly	$(43,313)	$(44,914)	$1,601
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	420,000	3/15/49	0.070% monthly	(23,625)	(24,508)	883
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	240,000	3/15/49	0.070% monthly	(13,500)	(13,111)	(389)
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	629,000	3/15/49	0.070% monthly	(35,381)	(35,927)	546
Credit Suisse First Boston Inc. (CMBX NA AM 1)	366,000	10/12/52	0.500% monthly	(33,947)	(35,471)	1,524
JPMorgan Chase & Co. (CMBX NA AM 1)	453,000	10/12/52	0.500% monthly	(42,016)	(43,625)	1,609
Barclays Capital Inc. (Markit CDX.NA.HY.17 Index)	22,310,000	12/20/16	5.000% quarterly	(484,591)	(273,072)	(211,519)
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	240,000	2/17/51	0.350% quarterly	(18,850)	(19,473)	623

Total	$25,428,000			$(695,223)	$(490,101)	$(205,122)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (4)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT (2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$1,189,000	10/12/52	0.100% monthly	$46,247	$52,857	$(6,610)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	1,078,000	10/12/52	0.100% quarterly	41,930	41,500	430
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	588,000	10/12/52	0.100% monthly	22,871	22,644	227
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	201,000	2/17/51	0.500% monthly	39,681	39,200	481
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	259,000	2/17/51	0.500% monthly	51,131	49,550	1,581
Credit Suisse First Boston Inc. (Markit CDX.NA.IG.17 Index)	120,000,000	12/20/16	1.000% quarterly	(571,100)	(995,607)	424,507
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	600,000	10/12/52	0.100% quarterly	23,337	20,223	3,114

Total	$123,915,000			$(345,903)	$(769,633)	$423,730

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$10,000,000	5/17/16	CPURNSA	2.43% annually	—	$83,346

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2012.

Notes to Schedule of Investments (unaudited) (continued)

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$18,000	$(2,250)	$1,483,810	$(2,113,180)	—	—	—	$(613,620)
Foreign Exchange Risk	19,365	—	—	—	$387,318	$(263,755)	—	142,928
Credit Risk	407,500	(402,500)	—	—	—	—	$(957,780)	(952,780)

Total	$444,865	$(404,750)	$1,483,810	$(2,113,180)	$387,318	$(263,755)	$(957,780)	$(1,423,472)

During the period ended April 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$583,107
Written options	564,199
Forward foreign currency contracts (to buy)	5,750,447
Forward foreign currency contracts (to sell)	24,886,572
Futures contracts (to buy)	94,455,182
Futures contracts (to sell)	88,998,722

Average Notional Balance
Interest rate swap contracts†	$77,380,000
Credit default swap contracts (to buy protection)	33,090,400
Credit default swap contracts (to sell protection)	10,001,300
Total return swap contracts	12,266,690

†	At April 30, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 25, 2012

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2012